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                             PARTNERSHIP AGREEMENT

         THIS PARTNERSHIP AGREEMENT made this 31st day of March 1997 among the undersigned residents of Effingham County, Georgia (the "Partners").

                              W I T N E S S E T H:

         WHEREAS, the Partners desire to form a bank under the laws of the State of Georgia to be known as "CITIZENS BANK OF EFFINGHAM" (the "Bank") and a Georgia bank holding company to own the Bank, to be known as CITIZENS EFFINGHAM BANCSHARES, INC. (the "Holding Company"); and

         WHEREAS, the Partners desire to make such filings, engage such employees and agents, raise such capital and do such other things as are necessary to form the Bank and the Holding Company; and

         WHEREAS, the Partners have agreed to accomplish the foregoing by means of, and upon the terms and conditions set forth in, this Partnership Agreement;

                  NOW THEREFORE, in consideration of the mutual promises herein contained, the Partners do hereby agree as follows:

         1. The Partnership shall be known as the "CITIZENS EFFINGHAM PARTNERSHIP".

         2. The Partnership is only to engage in the business of forming the Bank and the Holding Company and is not to engage in any other activity without the unanimous consent of the Partners.

         3. The Partners shall share equally in the profits and losses of the Partnership and will be equally liable for any debts or other obligations of the Partnership.

         4. The Partnership will borrow up to Three Hundred Thousand ($300,000.00) Dollars from The Savannah Bank, N.A., or such other financial institution as the Partnership shall determine and each Partner shall guarantee such loan jointly and severally, but in no event shall the lender be entitled to recover from any Partner more than $______________. No further loan guarantees or contributions to capital shall be required of a Partner without his/her consent.

         5. Additional Partners may be admitted to the Partnership provided such additional Partners also agree to jointly and severally guarantee the loan referred to above and in the same amount specified above.

         6. All actions of the Partnership shall be determined by a majority vote of all the Partners.


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         7. The Partnership books shall be maintained at the office of the
Partnership and each Partner shall at all times have access thereto.

         IN WITNESS WHEREOF, the Partners have signed this Partnership Agreement as of the date first above written.

/s/ Thomas O. Triplett, Sr.                    /s/ Thomas C. Strickland, Jr.
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/s/ Philip M. Heidt                            /s/ C. Murray Kight
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/s/ Wendel H. Wilson                           /s/ Harry H. Shearouse
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/s/ H. Mitchell Witman                         /s/ John G. Burns
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/s/ J. Terrell Webb                            /s/ Charles E. Hartzog
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/s Mariben M. Thompson                         /s/ W. Harvey Kieffer
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